ORGANIZATION AND BUSINESS DESCRIPTION	12 Months Ended
Jun. 30, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION AND BUSINESS DESCRIPTION

1.	ORGANIZATION AND BUSINESS DESCRIPTION

Hamco Ventures Limited (the “Company”) was incorporated in the British Virgin Islands (BVI) on February 7, 2024 with the authorized capital of 900 million shares of ordinary shares, par value of $0.00001 per share and 900 million shares of preferred shares of no-par value.

On March 1, 2024, Hamco Creek Asia Development Company Limited (“Hamco Creek”), was incorporated in Hong Kong as the Company’s wholly owned subsidiary, and its principal activities are franchise development consultant services in the food & beverages industry. As of June 30, 2024, 100% of the Company’s revenue was derived from the franchise development consultant business.

The fiscal year end of the Company is June 30.